VistaShares Electrification Supercycle ETF Trading Symbol: POW Listed on NYSE Arca, Inc. Summary Prospectus March 30, 2026 www.vistashares.com

Before you invest, you may want to review the VistaShares Electrification Supercycle ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 30, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.vistashares.com. You can also get this information at no cost by calling at (844) 875-2288 or by sending an e-mail request to info@vistashares.com.

Investment Objective

The VistaShares Electrification Supercycle ETF seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses¹ (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses²	0.00%
Total Annual Fund Operating Expenses	0.75%

¹ The Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

² Estimated for the current year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal period from October 27, 2025 (commencement of operations) to November 30, 2025, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a portfolio of global Electrification companies (defined below). The Fund’s portfolio securities are selected by the Fund’s sub-adviser, VistaShares Advisors LLC (the “Sub-Adviser”). The Sub-Adviser seeks to invest the Fund’s assets to achieve returns similar to those of the BITA VistaShares Electrification Supercycle Index (the “Index”), which is owned, calculated, administered, and disseminated by BITA GmbH (the “Index Provider”).

The Sub-Adviser defines an “Electrification company” as a company that, based upon publicly available revenue data provided by the company through regulatory filings, quarterly earnings reports, company presentations and/or official earnings conference call transcripts, as well as business news reported by third parties that pertains to or analyzes a company’s revenue, derives at least 50% of its revenues from or has at least 50% of its assets invested in or has at least 50% of its assets devoted to the production of components and materials used in the assembly and manufacturing of electric vehicles, as well as those involved in modern energy grids, integrated storage solutions, distributed power systems and other vehicle parts. The Sub-Adviser defines “supercycles” as long-term trends that disrupt current economic models through disruptive technological advancements shaping our world. The Fund’s portfolio is expected to consist of all or a representative sample of the securities in the Index, except as discussed below. The Sub-Adviser will evaluate all revenue data for accuracy.

The Sub-Adviser generally expects to use a “replication” strategy to achieve the Fund’s investment objective, meaning the Fund will invest in all of the Index’s component securities. The Sub-Adviser may use a “representative sampling” strategy instead. In doing so, the Fund’s assets will typically be allocated to a selected group of securities within the Index that is expected to mirror the Index’s overall performance. The Sub-Adviser will use representative sampling approach when it deems it to be the most advantageous option for the Fund.

While the Index’s methodology serves as the primary basis for the Fund’s portfolio construction and the identification of Electrification companies, the Sub-Adviser will actively manage the Fund. The Sub-Adviser may buy or sell securities not yet included in, or not yet removed from, as the case may be, the Index prior to the Index’s rebalancing and reconstitution. Generally, the Sub-Adviser will use the Index’s criteria to guide its decisions. If the Sub-Adviser receives new information about an existing portfolio security or an emerging Electrification company after the Index’s last rebalancing and reconstitution, it has the discretion to trade those securities before the next Index rebalancing and reconstitution. For example, the Sub-Adviser may identify negative issues with a company’s outlook, or potential opportunities to add new holdings. To further the example, the Fund may sell portfolio holdings of a company that has experienced a negative change in business circumstances, or invest in a company that has recently completed an initial public offering (“IPO”). Accordingly, there may be times when the Fund’s holdings and performance deviate significantly from those of the Index.

Under normal circumstances, the Fund will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in Electrification companies. The Fund may invest up to 20% of its net assets in companies that are not included in the 80% test noted above. These investments can include equity securities and depositary receipts of issuers that are not Index constituents but that the Sub-Adviser would characterize as emerging Electrification companies based on the Sub-Adviser’s analysis of publicly available business plans and as may be further evidenced by capital expenditures, research and development efforts and business acquisitions. This 20% of the Fund’s portfolio may also be invested in cash or cash equivalents (including money market funds).

The Fund may invest in small-, medium-, and large-capitalization companies. The Fund will invest in foreign securities, including directly in securities listed on foreign exchanges (ordinary shares) and indirectly through American Depositary Receipts (“ADRs”). The Fund may invest in foreign securities that are located in developed and emerging markets. The Fund determines a country’s or market’s classification as a developed or emerging market based on its MSCI designation.

To the extent the Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of March 13, 2026, issuers in the Utilities sector (64.14%) and Electric Utilities Industry (51.50%) represented significant portions of the Index.

The BITA VistaShares Electrification Supercycle Index

Index Overview:

The Index is a rules-based composite index that tracks the market performance of companies, listed on recognized, global exchanges, that derive their revenues from the production of components and materials used in the assembly and manufacturing of electric vehicles (EVs), as well as those involved in modern energy grids, integrated storage solutions, distributed power systems and other vehicle parts. The Index encompasses companies that contribute to the advancement of electrification infrastructure, ensuring a comprehensive representation of the electric vehicle and energy ecosystem.

Index Universe:

The Index’s initial universe consists of globally listed equity securities from companies involved in:

●  EV Components: This includes companies developing battery packs, electric motors, power electronics, body structures, ADAS (automated driver assistance systems) technologies, suspension systems, steering systems, braking systems, wheels and tires, software and infotainment, and the complete production of electric and autonomous vehicles. These companies are responsible for the design, manufacturing, and integration of key technologies that enhance the performance, safety, and efficiency of EVs.

●  EV Infrastructure Support and Modern Energy Systems: This includes companies developing advanced electrical grid technologies, integrated energy storage solutions, and decentralized power generation systems. These companies play a crucial role in managing and distributing electricity efficiently, storing renewable energy, and providing innovative power solutions to support the growing demand for electric and sustainable energy.

For more information about the types of companies that the Index tracks, see “Additional Information About the Funds” below.

Index Universe:

The Index’s initial universe is determined by applying, among others, the following criteria:

●   Security Types: Includes ordinary shares and ADRs.

●   Minimum Size: Companies must have a market capitalization of at least USD 200 million.

●   Minimum Liquidity: Securities must have an average daily traded value above USD 300,000 over the past 3 months.

●  Thematic Requirement: Companies must derive at least 50% their revenue from the relevant theme. The Index Provider evaluates each company’s thematic alignment by analyzing publicly available revenue data from multiple sources. These sources include regulatory filings (such as Annual Reports, 10-Ks, 10-Qs, 20-Fs, 8-Ks), quarterly earnings reports, company presentations, official earnings conference call transcripts, and news.

●   Free Float Percentage: Securities with a free float percentage (relative to total shares outstanding) below 10% are excluded.

Index Weighting:

The Index Provider employs a proprietary method to assign weights to companies based on a forward-looking list of relevant products, services, and activities essential for the manufacture and operation of electric vehicles as well as production and management of EV Infrastructure Support & Modern Energy Systems including companies developing advanced electrical grid technologies, integrated energy storage solutions, and decentralized power generation systems. Each category in this list is given a “bucket weight” that reflects its estimated contribution to the overall cost of building and operating an electric vehicle. The Index Provider regularly reviews these weights to ensure they remain relevant. Companies are assigned to a category based on where they earn the most revenue, and a company’s weight within its category is based on its market share. The final weight of each company in the Index is a combination of its category weight and the overall weight of that category. If a category has no companies, its weight is redistributed proportionally across the Index.

To seek a balanced representation and prevent excessive concentration, the initial weights of all Index constituents are subject to limits: no issuer’s weight can be below 0.2% or exceed 4.5% of the total Index weight. During weight calculations, adjustments are made to ensure all constituents meet the minimum weight requirement. If a security’s weight is below 0.2%, it is increased to meet this floor. Following this adjustment, weights are capped at 4.5%. Any excess weight from capped constituents is redistributed proportionally among the remaining uncapped constituents in the same category. If all constituents in a category are capped, the excess weight is distributed proportionally across constituents in other categories.

The Index is reconstituted and rebalanced twice a year, in June and December. This process occurs after the market closes on the third Friday of these months. During reconstitution, companies that no longer meet the Index’s criteria are removed, and those that do are added. However, the Sub-Adviser has the discretion to adjust the Fund’s portfolio between reconstitutions.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Sector and Industry Risks.

The VistaShares Electrification Supercycle ETF is subject to the following risks:

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Utilities Sector Risk. Investments in the utilities sector at times may be limited to a relatively small number of issuers. Such investments may therefore be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. As an example of these risks, companies in the telecommunications and electric utilities industries have experienced substantial changes in the amount and type of regulation at the state and federal levels. While creating opportunities for some companies, it also has increased uncertainty for others with respect to future revenues and earnings. This trend may continue for some time and increased share price volatility may result. In addition, utilities companies may be significantly affected by government regulation, supply and demand of services or fuel, availability of financing, tax laws and regulations and environmental issues.

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Electric Utilities Industry Risks. The electric utilities industry includes companies that produce or distribute electricity, including both nuclear and non-nuclear. The prices of securities in the electric utilities industry may fluctuate significantly due to supply and demand, governmental regulation and environmental issues, economic conditions generally affecting electric and utilities companies, competitive pressures due to deregulation in the electric and utilities industry, increased sensitivity to the cost of energy production, and environmental factors such as conservation of natural resources or pollution control. Legislative or regulatory changes and increased government supervision also may negatively affect companies in the electric utilities industry.

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Electrical Grid Technologies and Energy Solutions Industry Risk. Electric grid and solutions companies are subject to numerous challenges that could significantly impact their financial performance. As the demand for efficient electricity management, renewable energy storage, and innovative power solutions grows, these companies must continuously invest in research, development, and infrastructure to stay competitive. This can lead to high capital expenditures and increased operational costs. The highly competitive nature of the industry may result in aggressive pricing strategies that compress profit margins. Additionally, fluctuations in demand for sustainable energy solutions, driven by economic conditions, regulatory changes, and shifts in technology trends, can lead to periods of under-utilization of capacity, negatively affecting revenue streams and overall profitability. Companies are subject to significant regulatory oversight, and must comply with evolving energy policies, which can add to operational burdens and costs. Furthermore, the industry is exposed to significant risks related to technological advancements and integration challenges. Ensuring compatibility with existing grid infrastructure and maintaining system reliability can pose substantial risks. Moreover, companies in this sector are critically dependent on maintaining robust cybersecurity measures and addressing potential technical failures. Cybersecurity threats, equipment malfunctions, and natural disasters can lead to service disruptions and significant financial and reputational damage.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability relative to other sectors. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

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Currency Exchange Rate Risk. The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

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Depositary Receipt Risk. Depositary receipts involve risks similar to those associated with investments in foreign securities and give rise to certain additional risks. Depositary receipts listed on U.S. or foreign exchanges are issued by banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (Underlying Shares). When the Fund invests in depositary receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the depositary receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

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Developed Markets Risk. Developed market countries generally tend to rely on the services sectors (e.g., the financial services sector) as the primary source of economic growth and may be susceptible to the risks of individual service sectors. Many developed market countries have heavy indebtedness, which may lead downward pressure on the economies of these countries. As a result, it is possible that interest rates on debt of certain developed countries may rise to levels that make it difficult for such countries to service high debt levels without significant help from other countries or from a central bank. Developed market countries generally are dependent on the economies of certain key trading partners. Changes in any one economy may cause an adverse impact on several developed countries.

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Emerging Markets Risk. The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund Shares and cause the Fund to decline in value.

Index Strategy Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and/or corrected for a period of time or at all, which may have an adverse impact on the Fund.

Models and Data Risk. The composition of the Fund’s portfolio is heavily dependent on investment models developed by the Sub-Adviser as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Fund’s portfolio that would have been excluded or included had the Models and Data been correct and complete. Errors in programming, data entry, system compatibility, or database integrity can result in the unintended inclusion or exclusion of securities in the Fund’s portfolio. Such errors, whether due to human or technological factors, could induce the Sub-Adviser to make investment choices that would not have been made with accurate and complete information, potentially leading to losses or missed gains for the Fund.

Active Management Risk. The Sub-Adviser will actively monitor the Fund’s holdings, and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. In addition, while the Fund seeks to achieve returns similar to those of the Index, there may be periods of time where the Fund’s holdings, and therefore its performance, deviate significantly from the holdings and performance of the Index.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the instruments comprising the Index at all times or may hold positions not included in the Index.The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interests of the Fund, which generally can be expected to produce a greater non-correlation risk.

Unrelated Business Risk. Many of the companies in which the Fund will invest have other business lines unrelated to one of the thematic categories. These other lines of business could adversely affect those firms’ operating results and, in turn, hurt the Fund’s performance. The operating results of companies with other business lines may fluctuate independently of the fluctuations in the relevant thematic category businesses. In addition, a particular company’s ability to engage in new business activities may expose it to additional risks for which it has less experience than its existing business lines. Despite a company’s possible success in activities linked to its use of one or more of the thematic categories, there can be no assurance that its other lines of business will not adversely affect the company’s business, financial condition, or market value. In addition, a particular company’s unrelated businesses may impact the Fund’s investment returns and it may be difficult to isolate thematic category-related returns from other return sources.

Market Capitalization Risk.

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Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

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Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

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Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such an event, the value of the Fund’s Shares may rise and fall more than the value of shares that are invested in securities or financial instruments of companies that encompass a broader range of industries.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Trading. Although Shares are listed for trading on a national securities exchange, such as NYSE Arca, Inc. (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares and the liquidity of the Fund’s portfolio holdings may deteriorate.

IPO Risk. The Fund may purchase securities of companies that are offered in an IPO. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will maintain an economically viable size.

Newer Sub-Adviser Risk. The Sub-Adviser is newly registered with the SEC and has limited experience with managing an exchange-traded fund regulated under the 1940 Act, which may limit the Sub-Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser and it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, the Adviser, and the Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of the Index and a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.vistashares.com.

Management

Investment Adviser

Tidal Investments LLC (the “Adviser”) serves as investment adviser to the Fund.

Investment Sub-Adviser
VistaShares Advisors LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are responsible for the management of the Fund’s investment portfolio.

Investment Adviser
Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

CFA® is a registered trademark owned by the CFA Institute.

Investment Sub-Adviser
The Sub-Adviser’s Investment Committee for the Fund is responsible for the Sub-Adviser’s role in the day-to-day management of the Fund. As of the date of the Prospectus, the following individuals are the members of the Investment Committee:

Jon McNeill, Co-Founder of the Sub-Adviser, has been a member of the Fund’s Investment Committee since the Fund’s inception in 2024.

Adam Patti, Chief Executive Officer of the Sub-Adviser, has been a member of the Fund’s Investment Committee since the Fund’s inception in 2024.

Robert F. Whitelaw, Chief Investment Strategist of the Sub-Adviser, has been a member of the Fund’s Investment Committee since the Fund’s inception in 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.vistashares.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products including the Fund or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.